UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
_____________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2024

Allegiant Travel Company
(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 North Town Center Drive
	Las Vegas, NV	89144
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:              (702) 851-7300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001	ALGT	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as in Rule 405 of the Securities Act of 1933 (Section 17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1    Registrant's Business and Operations

Item 1.01    Entry into a Material Definitive Agreement.

On September 4, 2024, Allegiant Travel Company (the “Company’) and Scott DeAngelo entered into a separation agreement under which Mr. DeAngelo resigned as executive vice president and chief marketing officer of the Company effective as of September 30, 2024. Under the terms of the separation agreement, Mr. DeAngelo is entitled to a lump sum cash payment in consideration for the cancellation of 50,710 shares of unvested restricted stock, base salary through December 31, 2026 in accordance with the terms of his employment agreement and for continuing post-termination fringe benefits under the employment agreement. The separation agreement provides for the termination of Mr. DeAngelo’s employment agreement as of September 30, 2024. Under the separation agreement, Mr. DeAngelo will be subject to a noncompete and nonsolicitation of business partners for one year, a nonsolicitation of employees agreement for two years and a confidentiality agreement for five years.

Item 1.02    Termination of a Material Definitive Agreement.

On September 4, 2024, the Company and Mr. DeAngelo agreed to the termination of his Employment Agreement dated as of July 1, 2024. See Item 1.01 above.

Section 5    Corporate Governance and Management

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 5, 2024, the Company announced that Scott DeAngelo will resign as executive vice president, chief marketing officer of the Company effective as of September 30, 2024. See Item 1.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2024	ALLEGIANT TRAVEL COMPANY

	By:	/s/ Robert Neal
	Name:	Robert Neal
	Title:	Senior Vice President, Chief Financial Officer